SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): February 27, 2004

WFS Receivables Corporation 4

(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	333-106760 (Commission file number)	05-0576204 (IRS employer identification no.)

444 East Warm Springs Road #116 Las Vegas, Nevada (Address of principal executive offices)	89119 (Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-106760

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.2
EXHIBIT 10.6

ITEM 5. OTHER EVENTS

     In connection with the offering of WFS Financial 2004-1 Owner Trust Auto Receivable Backed Notes, attached are copies of the final Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Administration Agreement and the Sale and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 1.1	Underwriting Agreement dated as of February 9, 2004

Exhibit 4.1	Amended and Restated Trust Agreement dated as of February 27, 2004

Exhibit 4.2	Indenture dated as of February 1, 2004

Exhibit 10.2	Sale and Servicing Agreement dated as of February 1, 2004

Exhibit 10.6	Administration Agreement dated as of February 1, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION 4

Date: March 4, 2004	/s/ MARK OLSON Mark Olson, Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Page

1.1	Underwriting Agreement dated as of February 9, 2004

4.1	Amended and Restated Trust Agreement dated as of February 27, 2004

4.2	Indenture dated as of February 1, 2004

10.2	Sale and Servicing Agreement dated as of February 1, 2004

10.6	Administration Agreement dated as of February 1, 2004

4